Cash and cash equivalents (Details) € in Millions, $ in Millions	Jun. 30, 2026 USD ($)	Jun. 30, 2026 EUR (€)	Dec. 31, 2025 USD ($)	Dec. 31, 2025 EUR (€)	Jun. 30, 2025 USD ($)	[1]	Dec. 31, 2024 USD ($)	[1]
Cash and cash equivalents [abstract]
Money market funds	$ 3,068		$ 2,541
Term accounts	500		945
Cash and bank balances	16		5
Total cash and cash equivalents	$ 3,584	€ 188	$ 3,491	€ 83	$ 2,086		$ 1,500

[1]	Comparative figures have been presented to be consistent with the one adopted in the current period